SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 8, 2003

WGNB CORP.

(Exact name of registrant as specified in its charter)

Georgia	000-30805	58-1640130
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 Maple Street
P.O. Box 280
Carrollton, Georgia 30117
(Address of Principal
Executive Offices)

(770) 832-3557
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

SIGNATURES
Ex. 99.1 Press Release

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     99.1 Press release regarding first quarter earnings issued April 8, 2003.

Item 9. Regulation FD Disclosure

     On April 8, 2003, WGNB Corp. (the “Company”) issued the press release attached hereto as exhibit 99.1 and made a part hereof announcing the Company’s results of operations for the quarterly period ended March 31, 2003. For additional information, please see the press release.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WGNB CORP.

Date: April 8, 2003	By: /s/ L. Leighton Alston L. Leighton Alston Chief Executive Officer

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